UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 17, 2026
IP STRATEGY HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-42411	83-4558219
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9668 Bujacich Road Gig Harbor, Washington	98332
(Address of Principal Executive Offices)	(zip code)

(253) 509-0008
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IPST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 17, 2026, IP Strategy Holdings, Inc. (f/k/a Heritage Distilling Holding Company, Inc.) (the “Company”) filed a Third Amended and Restated Certificate of Incorporation (the “Third A&R Charter”) with the Secretary of State of the State of Delaware to change the Company’s name from “Heritage Distilling Holding Company, Inc.” to “IP Strategy Holdings, Inc.”, effective on February 18, 2026 at 12:01 a.m. Eastern Time.
Following the change of the Company’s name from Heritage Distilling Holding Company Inc. to IP Strategy Holdings, Inc., the Company’s Common Stock, par value $0.0001 per share (“Common Stock”), will continue to trade on the Nasdaq Capital Market under the same “IPST” symbol. Similarly, the CUSIP number for the Company’s Common Stock will not change.
In addition, the Company’s Board of Directors approved the Second Amended and Restated Bylaws (the “Second A&R Bylaws”), effective upon the effectiveness of the Third A&R Charter, to reflect the change of the Company’s name from Heritage Distilling Holding Company Inc. to IP Strategy Holdings, Inc.
The foregoing description of the Third A&R Charter and the Second A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third A&R Charter and the Second A&R Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On February 18, 2026, the Company issued a press release announcing the effectiveness of the change in the Company’s name. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on February 17, 2026
3.2	Second Amended and Restated Bylaws of the Company, effective February 18, 2026
99.1	Press Release dated February 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2026	HERITAGE DISTILLING HOLDING COMPANY INC.

	By:	/s/ Justin Stiefel
Justin Stiefel
Chief Executive Officer
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